UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 27, 2018

Aqua America, Inc.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-06659	23-1702594
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

762 West Lancaster Avenue, Bryn Mawr, Pennsylvania		19010-3489
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 610-527-8000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 27, 2018, Elizabeth Amato was elected to serve on the Board of Directors (the “Board”) of Aqua America, Inc. (the “Company”) effective immediately.

Ms. Amato is a human resources executive with over twenty years of leadership experience. She has been Executive Vice President and Chief Human Resources Officer of United Technologies Corp. (“UTC”) since November 2015. Prior to that, she was Senior Vice President, Human Resources and Organization of UTC from August 2012 to November 2015, with global responsibility for UTC’s Human Resources and Communications functions. Ms. Amato joined UTC in 1985 at Pratt & Whitney and has held a variety of the most senior human resources leadership positions across the corporation in both aerospace and commercial building systems, including UTC Climate, Controls & Security (2011-2012), Carrier (2010-2011), Pratt & Whitney (2006-2009) and Sikorsky (1997-2006).

Ms. Amato is a recipient of the YWCA Women Achievers Award, is currently a member of the National Academy of Human Resources CHRO Board Academy, and is a member of the Board of Directors for Children’s Healthcare Charity, Inc. Ms. Amato holds a bachelor’s degree in political science from Davidson College and a law degree from the University of Connecticut.

The Board has determined that Ms. Amato is independent in accordance with the Company’s corporate governance guidelines and applicable New York Stock Exchange and Securities Exchange Commission (“SEC”) requirements. There are no arrangements or understandings between Ms. Amato and any other person pursuant to which she was selected as a director. Ms. Amato has not been a party to any transaction involving the Company required to be disclosed under Item 404(a) of Regulation S-K.

Ms. Amato will receive compensation for her service as director consistent with the Company’s compensation program for non-employee directors which became effective January 1, 2018 as described under the caption “Director Compensation” in the Company’s proxy statement filed with the SEC on March 29, 2018.

Ms. Amato has been appointed to the Executive Compensation Committee and the Corporate Governance Committee of the Board.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aqua America, Inc.
August 29, 2018	By:	/s/ Christopher P. Luning
	Name:	Christopher P. Luning
	Title:	Senior Vice President, General Counsel and Secretary

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